140-P2 07/25

INSTITUTIONAL FIDUCIARY TRUST

SUPPLEMENT DATED JULY 11, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED NOVEMBER 1, 2024, OF

MONEY MARKET PORTFOLIO (THE “FUND”)

At a meeting held on July 8, 2025, the Board of Trustees of the Trust approved certain changes to the Fund. These changes include a new name, the adoption of an 80% investment policy and amendments to certain eligibility criteria as described below.

In connection with the changes to the Fund, the Fund’s Summary Prospectus, Prospectus and SAI, as applicable, are hereby amended and revised to reflect, and any contradictory information therein to the contrary is hereby superseded by, the following, in each case effective on or about September 23, 2025.

I.	Name Change

The Fund will be renamed Franklin Institutional U.S. Government Money Market Fund.

II.	The following is added as the second paragraph of the section of the Fund’s Summary Prospectus and Prospectus titled “Fund Summary- Principal Investment Strategies”:

Under normal circumstances, the Fund invests, through the Master Portfolio, at least 80% of its net assets in Government securities and repurchase agreements collateralized fully by Government securities.

III.	The following replaces the section of the Fund’s Summary Prospectus and Prospectus titled “Fund Summary- Purchase and Sale of Fund Shares”:

You may purchase or redeem shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, One Franklin Parkway, San Mateo, CA 94403-1906), or by telephone at (800) 321-8563. The minimum initial purchase for most accounts is $1,000,000. There is no minimum investment for subsequent purchases.

IV.	The following is added as the second paragraph of the section of the Fund’s Prospectus titled “Fund Details- Principal Investment Policies and Practices”:

Under normal circumstances, the Fund invests, through the Master Portfolio, at least 80% of its net assets in Government securities and repurchase agreements collateralized fully by Government securities.

V.	The following replaces the first paragraph and “Minimum Investments” table of the section of the Fund’s Prospectus titled “Your Account- Buying Shares”:

The following investors or investments qualify to buy shares of the Fund:

•	Institutional investors, such as corporations, banks, insurance companies, endowments, plans, and foundations, with a minimum initial investment of $1,000,000.

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Assets held in funds or accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including a sub-advisory agreement); and/or (2) as trustee of an inter vivos or testamentary trust.

•	Plans with aggregate plan assets of $1 million or more invested directly with Franklin Templeton funds.

•	Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code.

•	Unaffiliated U.S. registered mutual funds, including those that operate as “fund of funds.”

Please retain this supplement for future reference.

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